                                  SUPPLEMENT
                             DATED MARCH 8, 2006
                       TO THE FOLLOWING PROSPECTUSES:

        HARTFORD HLS FUNDS CLASS IA SHARES PROSPECTUS DATED MAY 1, 2005 (ISSUED BY: FIRST FORTIS LIFE INSURANCE COMPANY AND FORTIS BENEFITS INSURANCE
                                  COMPANY)
                        (THE "IA SHARES PROSPECTUS")
 AND HARTFORD SMALLCAP VALUE HLS FUND IB SHARES PROSPECTUS DATED MAY 1, 2005
                        (THE "IB SHARES PROSPECTUS")
        (TOGETHER WITH THE IA SHARES PROSPECTUS, THE "PROSPECTUSES")

HARTFORD SMALLCAP VALUE HLS FUND

The Board of Directors of Hartford HLS Series Fund II, Inc. has terminated Janus Capital Management LLC ("Janus") and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") as sub-advisers to the Hartford SmallCap Value HLS Fund (the "Fund") and has approved investment sub-advisory agreements between HL Investment Advisors, LLC ("HL Advisors") and each of Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital ") and SSgA Funds Management, Inc. ("SSgA"), for the Fund. Accordingly, on or about March 20, 2006, Janus and Perkins shall cease managing the Fund's assets and KAR, MetWest Capital and SSgA will begin serving as investment sub-advisers to the Fund, with each sub-adviser responsible for managing a sleeve of the fund.

                                 ------------

In the Prospectuses, on page 49 in the IA Shares Prospectus, and page 2 in the IB Shares Prospectus, the disclosure under "Principal Investment Strategy" is deleted and replaced with the following:

Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($4.6 billion as of December 31, 2005). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The fund's median market capitalization was $1.6 billion as of December 31, 2005. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HL Advisors has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, bottom up, fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns for their clients with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

                                 ------------

In the Prospectuses, on page 49 in the IA Shares Prospectus, and page 2 in the IB Shares Prospectus, the disclosure under "Main Risks" is deleted and replaced with the following:

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

                                 ------------

In the Prospectuses, on page 51 in the IA Shares Prospectus, and page 4 in the IB Shares Prospectus, the disclosure under the headings "Sub-Adviser" and "Portfolio Managers" is deleted and replaced with the following:

SUB-ADVISERS

Kayne, MetWest and SSGA

PORTFOLIO MANAGERS

KAR

Robert A. Schwarzkopf, CFA

    o Managing Director of Small Cap Equity and Portfolio Manager of KAR

    o Portfolio manager of the fund since March 2006

    o Joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm

Sandi L. Gleason, CFA

    o Portfolio Manager of KAR

    o Portfolio manager of the fund since March 2006

    o Joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm

METWEST CAPITAL

Gary W. Lisenbee

    o President of MetWest Capital since joining in 1997

    o Portfolio manager of the fund since March 2006

    o Investment professional since 1973 involved in portfolio management and research analysis

SSGA

Ric Thomas, CFA

    o Principal of SSgA and Deputy Department Head in the Enhanced Equity group since joining SSgA in 1998

    o Portfolio manager of the fund since March 2006

Chuck Martin, CFA

    o Principal of SSgA and a portfolio manager in the Global Enhanced Equity group since joining SSgA in 2001

    o Portfolio manager of the fund since March 2006

    o Equity Analyst at SunTrust Equitable Securities (1999-2001)

John O'Connell

    o Principal of SSgA and portfolio manager in the Global Enhanced Equity group since 2000

    o Portfolio manager of the fund since March 2006

    o Joined SSgA in 1996 as an Investment Associate

                                 ------------

In the Prospectuses, on page 71 in the IA Shares Prospectus, and page 11 in the IB Shares Prospectus, the disclosure under "Management of the Fund(s)", "The Investment Sub-Adviser(s)" relating to SmallCap Value HLS Fund is deleted and is replaced with the following:

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2005, KAR had approximately $8.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") oversees and manages investment portfolios for clients throughout the United States and abroad. Based in Newport Beach, California, MetWest Capital specializes in domestic value equity (large cap and small cap), international core value equity and balanced portfolios. As of December 31, 2005, MetWest Capital had investment management authority over approximately $3.87 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Newport Beach, CA 92660.

SSgA Funds Management, Inc. ("SSgA"), is the investment management arm of State Street Corporation, one of the world's largest custodians. As of December 31, 2005, SSgA had approximately $99.6 billion in assets under management. SSgA is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-5756

                                  SUPPLEMENT
                             DATED MARCH 8, 2006
           TO THE FOLLOWING STATEMENTS OF ADDITIONAL INFORMATION:

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 1, 2005
        FOR THE CLASS IA SHARES OF HARTFORD HLS SERIES FUND II, INC.
                         (THE "IA SHARES SAI") AND
                     STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 1, 2005
       FOR THE CLASS IB SHARES OF THE HARTFORD SMALLCAP VALUE HLS FUND
     (THE "IB SHARES SAI") (TOGETHER WITH THE IA SHARES SAI, THE "SAIS")

HARTFORD SMALLCAP VALUE HLS FUND

    The Board of Directors of Hartford HLS Series Fund II, Inc. has terminated Janus Capital Management LLC ("Janus") and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") as sub-advisers to the Hartford SmallCap Value HLS Fund (the "Fund") and has approved investment sub-advisory agreements between HL Investment Advisors, LLC ("HL Advisors") and each of Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA"), for the Fund. Accordingly, on or about March 20, 2006, Janus and Perkins shall cease managing the Fund's assets and KAR, MetWest Capital and SSgA will begin serving as investment sub-advisers to the Fund, with each sub-adviser responsible for managing a sleeve of the fund.
------------------------------------------------------------------------------

    In the SAIs, on pages 43-44 in the IA Shares SAI, and page 30 in the IB Shares SAI, in the section entitled "Portfolio Managers," the information relating to "Other Accounts Managed by Perkins, Wolf, McDonnell and Company, LLC," "Conflicts of Interest between Hartford SmallCap Value HLS Fund and Other Accounts Managed by Perkins Wolf," "Compensation of Perkins Wolf Portfolio Managers" and "Equity Securities Beneficially Owned by Perkins Wolf Portfolio Managers" is deleted and replaced with the following:

OTHER ACCOUNTS MANAGED BY KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

    The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of December 31, 2005:


                               REGISTERED
                               INVESTMENT
PORTFOLIO                       COMPANY        ASSETS        POOLED     ASSETS      OTHER         ASSETS
MANAGER                         ACCOUNTS       MANAGED      ACCOUNTS   MANAGED    ACCOUNTS        MANAGED
-----------------              -----------  --------------  ---------  ---------  ----------  ----------------
Sandi L. Gleason............        4       $ 159,978,000       0         $ 0       22,086    $ 5,470,380,000
Robert A. Schwarzkopf.......        4       $ 159,978,000       0         $ 0       22,086    $ 5,470,380,000

CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY KAR AND OTHER
  ACCOUNTS

    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit the Fund or such other accounts. There are no material conflicts of interest between the investment strategies of the Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

    As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

COMPENSATION OF KAR PORTFOLIO MANAGERS

    KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

    The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, the Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    The following is a more detailed description of the compensation structure of the Fund's portfolio managers.

    BASE SALARY. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    INCENTIVE BONUS. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

(1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager's participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For the Fund, the benchmark used is the Russell 2000 Value Index.

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

(3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

    The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

    LONG-TERM INCENTIVE BONUS. KAR investment professionals are eligible for participation in a 25% bonus pool. They are also eligible to receive Restricted Stock Units of KAR's parent company, Phoenix Investment Partners, Ltd. ("Phoenix") with multi-year vesting, subject to Phoenix board approval. The three components used to evaluate participation in this incentive compensation program are (1) relative portfolio performance, (2) citizenship and professional development, and (3) achievement of Phoenix target profitability.

    OTHER BENEFITS. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS

    The dollar range of equity securities beneficially owned by the KAR portfolio managers in the HLS Fund they sub-advise are as follows as of December 31, 2005:

                                                                                    DOLLAR RANGE OF EQUITY
PORTFOLIO                                                                                 SECURITIES
MANAGER                                               HLS FUND SUB-ADVISED            BENEFICIALLY OWNED
-----------------                                 -----------------------------  -----------------------------
Sandi L. Gleason...............................   SmallCap Value HLS Fund                    None
Robert A. Schwarzkopf..........................   SmallCap Value HLS Fund             $  50,001-$100,000

OTHER ACCOUNTS MANAGED BY METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

    The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of December 31, 2005:


                               REGISTERED
                               INVESTMENT
PORTFOLIO                       COMPANY        ASSETS        POOLED       ASSETS       OTHER        ASSETS
MANAGER                         ACCOUNTS       MANAGED      ACCOUNTS     MANAGED      ACCOUNTS     MANAGED
-----------------              -----------  --------------  ---------  -------------  ---------  -------------
Gary W. Lisenbee............        1       $ 112,718,885       2      $ 12,592,369       5      $ 12,814,858

CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY METWEST CAPITAL AND
  OTHER ACCOUNTS

    MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client's requirements.

    While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client's restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client's investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client's account.

    In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital's President and its Chief Investment Officer, both of whom are owners of the firm.

COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS

    MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, generous benefits and, in some cases, ownership. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan and profit-sharing plan. For those individuals who do not have an ownership interest in the firm, a material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

    MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over a typical investment horizon of three years. Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

    In addition, MetWest Capital has a broad ownership structure. Each professional either has an ownership interest in the firm or has the opportunity to earn it. The firm's Equity Participation Plan awards equity to employees who have added value and exhibited dedication to the firm. While every employee is eligible for consideration, generally employees selected to participate have been with the firm for at least three years. MetWest Capital offers an incentive program that allows its employees to reap the benefits of hard work and positive results.

EQUITY SECURITIES BENEFICIALLY OWNED BY THE METWEST CAPITAL PORTFOLIO MANAGER

    The dollar range of equity securities beneficially owned by the MetWest Capital portfolio manager in the HLS Fund he sub-advises are as follows as of December 31, 2005:

                                                                                    DOLLAR RANGE OF EQUITY
PORTFOLIO                                                                                 SECURITIES
MANAGER                                               HLS FUND SUB-ADVISED            BENEFICIALLY OWNED
-----------------                                 -----------------------------  -----------------------------
Gary W. Lisenbee...............................        SmallCap Value HLS Fund                None

OTHER ACCOUNTS MANAGED BY SSGA FUNDS MANAGEMENT, INC.

    The following table lists the number and types of other accounts managed by the SSgA portfolio managers and assets under management in those accounts as of December 31, 2005:


                       REGISTERED
                       INVESTMENT
PORTFOLIO               COMPANY        ASSETS        POOLED        ASSETS          OTHER          ASSETS
MANAGER                ACCOUNTS       MANAGED       ACCOUNTS       MANAGED        ACCOUNTS       MANAGED
-----------------      ----------  ---------------  --------- ------------------  ---------  -----------------
Chuck Martin........       5       $  859,000,000     29(1)   $  39,232,000,000     63(1)    $ 26,815,000,000
John O'Connell......       5       $  859,000,000     29(1)   $  39,232,000,000     63(1)    $ 26,815,000,000
Ric Thomas..........       5       $  859,000,000     29(1)   $  39,232,000,000     63(1)    $ 26,815,000,000

(1) The advisory fee for twenty-five of these pooled accounts and twenty-six of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total $38,708,000,000 and $15,637,000,000, respectively.

CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY SSGA AND OTHER
  ACCOUNTS

    A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

    A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

    A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA Funds Management has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA Funds Management are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA Funds Managment and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION OF SSGA PORTFOLIO MANAGERS

    The compensation of SSgA Fund Management's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA Funds Management seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA Funds Management. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA PORTFOLIO MANAGERS

    The dollar range of equity securities beneficially owned by the SSgA portfolio managers in the HLS Fund they sub-advise are as follows as of December 31, 2005:

                                                                                    DOLLAR RANGE OF EQUITY
PORTFOLIO                                                                                 SECURITIES
MANAGER                                               HLS FUND SUB-ADVISED            BENEFICIALLY OWNED
-----------------                                 -----------------------------  -----------------------------
Chuck Martin...................................   SmallCap Value HLS Fund                    None
John O'Connell.................................   SmallCap Value HLS Fund                    None
Ric Thomas.....................................   SmallCap Value HLS Fund                    None

------------------------------------------------------------------------------

    In the SAIs, on pages B-9 - B-10 in the IA Shares SAI, and pages B-1 - B-2 in the IB Shares SAI, in Appendix B, the disclosure with respect to Perkins Wolf is deleted and replaced with the following:

                 INFORMATION REGARDING KAYNE ANDERSON RUDNICK
             INVESTMENT MANAGEMENT, LLC'S PROXY VOTING POLICIES

    Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

    1. The firm votes all proxies to, in its opinion, maximize shareholder value, which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

    2. Adviser has responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. The Adviser fully reviews and approves the ISS Proxy Voting Guidelines (1) and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate committee (2) comprised of senior management will approve the override.

    3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

    4. The firm may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. The firm and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.



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                    INFORMATION REGARDING METROPOLITAN WEST
               CAPITAL MANAGEMENT, LLC'S PROXY VOTING POLICIES

    Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. The Chief Investment Officer is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

    Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

                       INFORMATION REGARDING SSGA FUNDS
                  MANAGEMENT, INC.'S PROXY VOTING POLICIES

    SSgA seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings. SSgA takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

    Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee. The Investment Committee reviews and approves amendments to the SSgA Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services:

    In order to facilitate our proxy voting process, SSgA retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

    All proxies received on behalf of SSgA clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

    However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

    In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of SSgA. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However,



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the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

    SSgA also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA will be unable to vote such a proxy.

    THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.